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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15 (d) of
                      The Securities exchange act of 1934

Date of Report (Date of earliest event reported):  December 16, 1998


                            ORCA TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


                                     Utah
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        (State or other jurisdiction of incorporation or organization)


         0-27390                                         87-0368236
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 (Commission file number)                   (I.R.S. Employer Identification No.)


          24000 35th Avenue, SE  Suite 200
          Bothell, WA                                          98021
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         (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (425) 354-1600


                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 9.  Sales of Equity Securities Pursuant to Regulation S promulgated under the Act. The Company issued 100,000 shares of common stock at $1.25 per share in a private offering to a Geneva, Switzerland resident on December 11, 1998.

Sales of Equity Securities Pursuant to Regulation S promulgated under the Act. The Company issued 10,000 shares of common stock at $1.25 per share in a private offering to a Zurich, Switzerland resident on December 14, 1998.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ORCA TECHNOLOGIES,INC.

Dated:  December 16, 1998                  By:  /s/ Roger P. Vallo
                                              ---------------------------------
                                               Roger P. Vallo
                                               Chief Executive Officer and
                                               President
                                               (Principal Financial Officer)